SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 6, 2004

                        Commission File Number: 000-50454


                              Digiblue Media, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

  Nevada                                                         75-3016844
 (State of incorporation                                   (I.R.S. Employer
  or organization)                                        Identification No.)

2175, rue de la Montagne Suite 311 Montreal, Quebec, Canada             H3G 1Z8
----------------------------------------------------------- --------------------
(Address of principal executive offices)                             (Zip Code)


                                  514.886.6557
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


            32946 Dana Spruce, Suite A, Dana Point, California 92672
                                  714.460.2717
--------------------------------------------------------------------------------
      (Former Address and Telephone Number of Principal Executive Offices)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.
-----------------------------------------

On April 6, 2004, Alain Houle, the Registrant's Secretary purchased 1,500,000 shares owned by Brian Eddo, one of the Registrant's directors and its former President in exchange for $20,000, and 2,250,000 shares owned by Tamara Woody, one of the Registrant's directors and its former Treasurer and Chief Financial Officer in exchange for $30,000 (the "Transactions"). Concurrent with the Transactions, Mr. Eddo and Ms. Woody have resigned as officers of the Registrant. Alain Houle, the Registrant's Secretary, has been appointed President and a director of the Registrant and Luce Trudel has been appointed as Chief Financial Officer of the Registrant. In addition, Ms. Trudel is anticipated to replace Mr. Eddo and Ms. Woody on the Board of Directors of the Registrant on April 23, 2004, or ten days after the Registrant's Information Statement was mailed to the Registrant's shareholders. Ms. Trudel is the holder of 1,000 shares of the Registrant's common stock, or less than 0.01% of the total issued and outstanding.

As a result of the Transactions, Mr. Houle directly owns 3,796,000 shares of the Registrant's common stock and as trustee for his minor child, an additional 3,000 shares of the Registrant's common stock, totaling 3,799,000 shares, which comprises 36.8% of the Registrant's total issued and outstanding shares.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 6, 2004 by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

                              SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT
====================== ===================================== ===================================== =====================
   TITLE OF CLASS                NAME AND ADDRESS              AMOUNT AND NATURE OF BENEFICIAL       PERCENT OF CLASS
                               OF BENEFICIAL OWNER                          OWNER
---------------------- ------------------------------------- ------------------------------------- ---------------------
Common Stock           Alain Houle                                   3,799,000 shares (1)                 36.7%
                       2175, rue de la Montagne Suite 311      president, secretary and a director
                       Montreal, Quebec, Canada H3G 1Z8
---------------------- ------------------------------------- ------------------------------------- ---------------------
Common Stock           Luce Trudel                                      1,000 shares                      0.01%
                       2175, rue de la Montagne Suite 311      chief financial officer, director(2)
                       Montreal, Quebec, Canada H3G 1Z8
---------------------- ------------------------------------- ------------------------------------- ---------------------
                       Brian Eddo
                       32946 Dana Spruce, Suite A                         no shares
Common Stock           Dana Point, CA 92629                     director and former officer (3)             0%
---------------------- ------------------------------------- ------------------------------------- ---------------------
                       Tamara Woody
                       32946 Dana Spruce, Suite A                         no shares
Common Stock           Dana Point, CA 92629                     director and former officer (3)             0%
---------------------- ------------------------------------- ------------------------------------- ---------------------
Common Stock           All directors and named executive               3,800,000 shares                   36.71%
                       officers as a group
====================== ===================================== ===================================== =====================
(1) Mr. Houle owns 3,796,000 shares directly and personally, and 3,000 as trustee for shares owned by his minor child.
(2) Ms. Luce will be appointed to the Registrant's Board of Directors following the 10-day period pursuant to Rule 14f-1.
(3) Mr. Eddo and Ms. Woody will resign from the Registrant's Board of Directors following the 10-day period pursuant to
    Rule 14f-1.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following tables set forth information regarding the Registrant's current executive officers and directors:

=============== ============= ===============================================
NAME                AGE       POSITION
--------------- ------------- -----------------------------------------------
Alain Houle          38       President, Secretary, Director
--------------- ------------- -----------------------------------------------
Luce Trudel          45       Chief Financial Officer, Director(1)
--------------- ------------- -----------------------------------------------
Tamara Woody         32       Director(2)
--------------- ------------- -----------------------------------------------
Brian Eddo           33       Director(2)
=============== ============= ===============================================
(1) Ms. Luce will be appointed to the Registrant's Board of Directors following the 10-day period pursuant to Rule 14f-1.
(2) Mr. Eddo and Ms. Woody will resign from the Registrant's Board of Directors following the 10-day period pursuant to Rule 14f-1.

Set forth below is certain information with respect to the new officer and proposed director:

LUCE TRUDEL. Ms. Trudel was appointed as the Registrant's treasurer and chief financial officer on April 6, 2004. Ms. Trudel has been a legal secretary for the Law Offices of Alain Houle since prior to 1999. Ms. Trudel's career as a legal secretary spans twenty-six years. Ms. Trudel will be appointed as a director of the Registrant following the conclusion of the 10-day period. Ms. Trudel owns 1,000 shares of the Registrant's common stock. Ms. Trudel is not an officer or director of any other reporting company. There is no family relationship between any of our officers or directors.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
--------------------------------------------------

NEW ADDRESS AND TELEPHONE NUMBER. The Registrant changed its address to 2175, rue de la Montagne Suite 311 Montreal, Quebec, Canada, H3G 1Z8 and its telephone number to (514)886-6557.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               Digiblue Media, Inc.


April 13, 2004                        By:      /s/ Alain Houle
                                               ---------------------------------
                                               Alain Houle, President and
                                               Chief Executive Officer